Exhibit 10.5

DEMAND PROMISSORY NOTE AND WARRANT PURCHASE AGREEMENT

This Demand Promissory Note and Warrant Purchase Agreement, dated as of May 22, 2023 (“Agreement”), is entered into by and among RespireRx Pharmaceuticals Inc. (the “Company”), a corporation incorporated in the state of Delaware, and the undersigned person or entity listed on the schedule attached hereto as Schedule I (the “Investor”).

The Company and the Investor hereby agree as follows:

1. The Demand Promissory Note and Warrant.

(a) Authorization of the Issuance of the Demand Promissory Note and Warrant. The Company has authorized the issuance and sale of a $25,000.00 Demand Promissory Note (“Note”) substantially in the form set out in Exhibit A hereto and Warrant (“Warrant”) in substantially the form set out in Exhibit B hereto and which Warrant represents the right to purchase up to 8,333,333 shares of Common Stock during the Warrant exercise period at the Warrant exercise price per share of Common Stock. References to an “Exhibit” or “Schedule” are references to an Exhibit or Schedule attached to this Agreement unless otherwise specified. References to a “Section” are references to a Section of this Agreement unless otherwise specified.

(b) Issuance of Note and Warrant. At the Closing provided for in Section 1(c) on the terms and subject to the conditions hereof, the Company agrees to issue and sell to Investor, and Investor agrees to purchase from the Company, the Note and Warrant in the investment amount (“Investment Amount”) set forth on Schedule I.

(c) Closing; Use of Proceeds. The sale and purchase of the Note and Warrant to be purchased by the Investor shall take place at a closing (“Closing”) to be held at such place and time as the Company and the Investor may determine (“Closing Date”). At the Closing, the Company will deliver to the Investor the Note and the Warrant to be purchased by Investor dated the date of the Closing and registered in the Investor’s name, against receipt by the Company of Investor’s Investment Amount for the account of the Company by wire transfer of immediately available funds in accordance with the Company’s instructions. The proceeds from the sale of the Note and Warrant shall be used for costs and expenses of the Company and/or its subsidiary, ResolutionRx Ltd in connection with research and development, general and administrative purposes, and working capital.

2. Representations and Warranties of the Company. The Company represents and warrants to Investor that, except as set forth in the Company’s periodic financial and other filings with the U.S. Securities and Exchange Commission (“SEC Documents”):

(a) Due Incorporation, Qualification. The Company (i) is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of organization; (ii) has the power and authority to own, lease and operate its properties and carry on its business as now conducted; and (iii) is duly qualified, licensed to do business and in good standing as a foreign corporation in each jurisdiction where such qualification or license is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not reasonably be expected to have a material adverse effect on the Company and its subsidiaries taken as a whole.

(b) Authority; Enforceability. The execution, delivery and performance by the Company of this Agreement and the Note and Warrant issued hereunder (collectively, the “Transaction Documents”) and the consummation of the transactions contemplated hereby and thereby (i) are within the corporate power of the Company and (ii) have been duly authorized by all necessary corporate action on the part of the Company. Each Transaction Document executed by the Company has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the enforcement of creditors’ rights generally and general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(c) Non-Contravention. The execution and delivery by the Company of the Transaction Documents executed by the Company and the performance and consummation of the transactions contemplated thereby do not (i) violate the Company’s Articles of Incorporation, Certificate of Incorporation, Bylaws or other formation or charter documents, as applicable (as amended, the “Charter Documents”), (ii) violate any material judgment, order, writ, decree, statute, rule or regulation applicable to the Company; (iii) result in the breach of any material provision of or in the acceleration of, or entitle any other person to accelerate (whether after the giving of notice or lapse of time or both), any material mortgage, indenture, agreement, instrument or contract to which the Company is a party or by which it is bound; or (iv) result in the creation or imposition of any lien or encumbrance upon any property, asset or revenue of the Company under any material agreement or instrument to which the Company is bound.

(d) Litigation. As of the date of the Closing, no actions (including, without limitation, derivative actions), suits, proceedings or investigations are pending or, to the knowledge of the Company, threatened in writing against the Company or the Company’s subsidiaries, if any, at law or in equity in any court or before any other governmental authority.

(e) Title. The Company and the Company’s subsidiaries, if any, own and have good and marketable title in fee simple absolute to, or a valid leasehold interest in, all their respective real properties and good title to their other respective assets and properties. Such assets and properties are subject to no material liens or encumbrances.

(f) Intellectual Property. The Company and the Company’s subsidiaries, if any, own or possess sufficient legal rights to all patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, processes and other intellectual property rights necessary for its business as now conducted and as proposed to be conducted, without, to the actual knowledge of management, any conflict with, or infringement of, the rights of others. Each employee of the Company has executed, or will execute, a confidential information and invention assignment agreement in favor of the Company. The Company has entered into or intends to enter into, an agreement containing appropriate confidentiality and invention assignment provisions in favor of the Company with each consultant to and vendor of the Company, as appropriate, that has or will have access to the Company’s intellectual property.

(g) Debt for Borrowed Money. As of the date of this Agreement, the Company does not have any outstanding debt for borrowed money, other than as disclosed in the SEC Documents.

3. Representations and Warranties of Investors. Investor represents and warrants to the Company upon the acquisition of Note and Warrant as follows:

(a) Binding Obligation. Investor has full legal capacity, power and authority to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement and the Transaction Documents constitute valid and binding obligations of Investor, enforceable in accordance with their terms, except as limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the enforcement of creditors’ rights generally and general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

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(b) Securities Law Compliance. Investor has been advised that the Note and the Warrant and the underlying securities have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws and, therefore, cannot be resold unless they are registered under the Securities Act and applicable state securities laws or unless an exemption from such registration requirements is available. Investor has not been formed solely for the purpose of making this investment and is purchasing the Note and Warrant to be acquired by Investor hereunder for its own account for investment, not as a nominee or agent, and not with a view to, or for resale in connection with, the distribution thereof. Investor has no present intention of selling, granting any participation in, or otherwise distributing the same and Investor does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer, grant any participation in or otherwise distribute all or any part of the Note or Warrant. Investor has such knowledge and experience in financial and business matters that Investor is capable of evaluating the merits and risks of such investment, is able to incur a complete loss of the investment without impairing Investor’s financial condition and is able to bear the economic risk of the investment for an indefinite period of time. Investor is an accredited investor as such term is defined in Rule 501 of Regulation D under the Securities Act. Investor further represents that Investor has had the opportunity to ask questions of the Company and received answers concerning the terms and conditions of the sale of the Note and Warrant.

(c) Source of Funds. Investor represents that, as to each source of funds (each a “Source”) to be used by Investor to pay the purchase price of the Note and Warrant to be purchased by Investor hereunder, the Source does not include assets of any employee benefit plan, other than a plan exempt from the coverage of the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

4. Conditions to Closing of the Investor. Investor’s obligations at the Closing are subject to the fulfillment, on or prior to the applicable Closing Date, of all of the following conditions:

(a) Representations and Warranties. The representations and warranties made by the Company were true and correct when made and are true and correct in all material respects on the Closing Date.

(b) Governmental Approvals and Filings. Except for any notices required or permitted to be filed after the Closing Date with certain federal and state securities commissions, the Company shall have obtained all governmental approvals required in connection with the lawful sale and issuance of the Note and Warrant.

(c) Legal Requirements. On the date of the Closing, the sale and issuance by the Company, and the purchase by the Investor, of the Note and Warrant shall be legally permitted by all laws and regulations to which Investor or the Company are subject.

(d) Transaction Documents. The Company shall have duly executed and delivered to the Investor the following documents: (i) this Agreement and (ii) the Note and Warrant issued hereunder on the date of the applicable Closing.

5. Conditions to Obligations of the Company. The Company’s obligation to issue and sell the Note and Warrant at the Closing with respect to the Investor, is subject to the fulfillment, on or prior to the applicable Closing Date, of all of the following conditions:

(a) Representations and Warranties. The representations and warranties made by the Investor in Section 3 hereof shall be true and correct when made and shall be true and correct on the Closing Date.

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(b) Legal Requirements. On the date of the Closing, the sale and issuance by the Company, and the purchase by the Investor, of the Note and Warrant shall be legally permitted by all laws and regulations to which Investor or the Company are subject.

(c) Transaction Documents. With respect to the obligation to sell and issue the Note and Warrant to Investor, Investor shall have duly executed and delivered to the Company (i) this Agreement and (ii) an acceptance by Investor of the Note and Warrant issued hereunder to Investor on the date of the Closing.

6. Disclosures.

(a) No Broker’s or Finder’s Fees. There are no brokers or finders owed fees by the Company with respect to the transaction contemplated in this Agreement or the Transaction Documents.

(b) Arm’s Length Negotiation. The Company has not set the purchase price through an arms-length negotiation with Investor or Investor representative. The Company believes the price at which the Note and Warrant are being offered appropriately reflects economic realities under the Company’s current circumstances. However, there can be no assurances that the Note and Warrant are not worth substantially less than the price at which they are being sold.

(c) Legal Counsel. Investor hereby represents and warrants and that it has consulted with legal counsel of its choosing or has had sufficient opportunity to consult with legal counsel of its choosing, in respect of the terms and conditions of this Agreement and the Note and Warrant.

7. Miscellaneous.

(a) Waivers; Amendments. Except as otherwise expressly provided in the Note (with respect to only the Note), any provision of this Agreement and the Note may be amended, waived or modified only upon the written consent of the Company and Investor. Furthermore, except as otherwise expressly provided in the Warrant (with respect to only the Warrant), any provision of this Agreement and the Warrant may be amended, waived or modified only upon the written consent of the Company and Investor.

(b) Nature of Investment. For the avoidance of doubt, the parties hereto acknowledge and agree that the payment of the Investment Amount to the Company by the Investor in respect of the Note (but not in respect of any Warrant) will be deemed to be a debt investment in the Note issued by the Company.

(c) Governing Law. This Agreement and all actions arising out of or in connection with this Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflicts of law provisions of the State of New York or of any other state.

(d) Survival. The representations, warranties, covenants and agreements made herein shall survive the execution and delivery of this Agreement.

(e) Successors and Assigns. Subject to the restrictions on transfer described in Section 6(f) below, the rights and obligations of the Company and the Investor shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of the parties.

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(f) Assignment. The rights, interests or obligations hereunder and under the Warrant may not be assigned, by operation of law or otherwise, in whole or in part, by the Company without the prior written consent of the Investor. Unless provided for otherwise in this Agreement or the Transaction Documents, the rights, interests or obligations hereunder and under the Warrant may not be assigned by Investor without the prior written consent of the Company.

(g) Entire Agreement. This Agreement together with the other Transaction Documents constitute and contain the entire agreement among the Company and Investor and supersede any and all prior agreements, negotiations, correspondence, understandings and communications among the parties, whether written or oral, respecting the subject matter hereof.

(h) Notices. All notices, demands, consents, or other communications hereunder shall in writing and faxed, mailed or delivered to each party as follows: (i) if to Investor, at such Investor’s address or facsimile number set forth in Schedule I, or at such other address as Investor shall have furnished the Company in writing in accordance with this paragraph, or (ii) if to the Company, at such address or fax number set forth on the signature pages hereto, or at such other address or facsimile number as the Company shall have furnished to Investor in writing in accordance with this paragraph. All such communications will be deemed effectively given the earlier of (i) when received, (ii) when delivered personally, (iii) one business day after being delivered by facsimile (with receipt of appropriate confirmation) or email (with receipt of appropriate confirmation, or if followed within one day by another acceptable means of notice), (iv) one business day after being deposited with an overnight courier service of recognized standing or (v) four days after being deposited in the U.S. mail, first class with postage prepaid.

(i) Expenses. Each of the Company and Investor will bear their own respective expenses associated with the negotiation, execution and delivery of this Agreement and the Note and Warrant.

(j) Only Company Liable. In no event shall any stockholder, officer, director or employee of the Company be liable for any amounts due or payable pursuant to this Agreement or any Transaction Document.

(k) Severability. If any provision of this Agreement shall be judicially determined to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

(l) Headings. Headings used in this Agreement have been included for convenience and ease of reference only, and will not in any manner influence the construction or interpretation of any provision of this Agreement.

(m) Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same agreement. Facsimile copies of signed signature pages will be deemed binding originals.

Signature page follows

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The parties have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the date and year first written above.

COMPANY:

RESPIRERX PHARMACEUTICALS INC.
a Delaware corporation

By:	/s/ Jeff Eliot Margolis
Name:	Jeff Eliot Margolis
Title:	Senior Vice President, Chief Financial Officer, Treasurer & Secretary

Address for notices:

RespireRx Pharmaceuticals Inc.

Attention: Jeff Eliot Margolis

Senior Vice President, Chief Financial Officer, Treasurer & Secretary

126 Valley Road, Suite C

Glen Rock, NJ 07452

(phone): 917-834-7206

(fax): 415-887-7814

INVESTOR:

Marc M. Radin

By:	/s/ Marc M. Radin	(signature)
Print Name:	Marc M. Radin
Print Title:	Investor/Lender

Schedule I and Exhibit A and Exhibit B follow:

SCHEDULE I

INVESTOR:

Marc M. Radin PC

By:	/s/ Marc M. Radin	(signature)
Print Name:	Marc M. Radin
Print Title:	Owner

Address line 1: c/o Marc M. Radin PC

Address line 2: 126 Valley Road, Suite C

City, State, Zip, other postal code as applicable, Country: Glen Rock, NJ 07452

Phone: [***]

Email: [***]

Fax: [***]

Social Security Number or Tax Identification Number as appropriate: __[***]_____

Investment Amount in Dollars: $25,000.00

Principal Amount of Demand Promissory Note Purchased

(same as investment amount): $25,000.00

Number of Shares of Common Stock underlying Warrant

(Principal Amount of Note divided by $0.003): 8,333,333

EXHIBIT A

FORM OF DEMAND PROMISSORY NOTE

[see attached]

DEMAND PROMISSORY NOTE

$25,000.00	May 22, 2023

FOR VALUE RECEIVED, RESPIRERX PHARMACEUTICALS INC., a Delaware corporation (the “Borrower”), with a mailing address at 126 Valley Road, Suite C, Glen Rock, New Jersey 07452, hereby promises to pay on demand and to the order of the Marc M. Radin (the “Lender”), with an address of c/o Marc M Radin PC, 126 Valley Road, Suite C, Glen Rock, NJ 07452, or at such other place as the holder hereof may designate in writing, the principal sum of twenty-five thousand dollars and no cents ($25,000.00), together with interest thereon at the interest rate as set forth herein (the “Loan”). The Lender’s books and records as to amounts due under this Note shall be conclusive absent manifest error.

Principal and Interest. Principal and accrued interest thereon shall be immediately due and payable upon demand of the Lender. Interest shall accrue on the outstanding principal amount at a rate equal to 10% per annum. Interest shall be calculated on the basis of the actual number of days elapsed and a year of 365/366 days, as applicable. Any accrued but unpaid interest shall be added to the principal balance on the last day of each year that the principal is outstanding and unpaid.

Payments; Prepayments.

(a) Payment, when paid, shall be applied first to the payment of all interest accrued and unpaid on this Note and then to payment on account of the principal hereof.

(b) This Note may be prepaid in whole or in part at any time, without premium or penalty. Each prepayment must be accompanied by a written notice of such prepayment indicating the amount of such payment to be applied as a prepayment of principal.

Default. If the Borrower fails to make any payment when the same shall become due and payable, then the holder of this Note may declare the unpaid principal balance under this Note to be immediately due and payable and thereupon such balance shall become due and payable without presentation, protest or further demand or notice of any kind, all of which are hereby expressly waived, and the holder of this Note shall be entitled to receive, to the extent lawful, all costs, including reasonable attorney’s fees and expenses, for the collection of such amounts.

Time is of the Essence. Time is of the essence with respect to each and every term and provision of this Note.

Security Agreement.

(a) To secure its obligations under this Note and to induce the Lender to extend the Loan to the Borrower, the Borrower hereby grants, conveys and assigns to the Lender a security interest in and to, all of such Borrower’s right, title and interest in and to all of the following property, in all its forms, in each case whether now or hereafter existing, whether now owned or hereafter acquired, created or arising, and wherever located (collectively, but without duplication, the “Collateral”): all Equipment, Inventory and other Goods, Accounts, General Intangibles (including, without limitation, all of the Borrower’s patents and patent applications, trademarks and trademark applications, registered copyrights, domain names, and all licenses for the use of any patents, trademarks, copyrights and domain names of the Borrower), Fixtures, Documents, Letter-of-Credit Rights and Chattel Paper, Deposit Accounts, Instruments and Investment Property including equity interests in other companies, Commercial Tort Claims, Supporting Obligations, and all Proceeds of any and all of the foregoing (as all such capitalized terms used in this paragraph are as defined in the Uniform Commercial Code in effect in the State of Delaware); provided, that to the extent that any of the foregoing Collateral is subject, prior to the date hereof, to a security interest in favor of a third party and the agreement with such third party expressly prohibits any grant of a security interest therein, the Borrower will not be deemed to have a security interest in such Collateral only for so long as such prohibition continues. This Note shall constitute a security agreement for the purpose of granting to the Lender a security interest in the Collateral. The Borrower makes no representation to the Lender as to value of any Collateral or the priority of any lien on the Collateral which is granted hereby by the Borrower to the Lender in relation to any other liens on the Collateral which may exist of record as of the date hereof. By its acceptance of this Note, the Lender agrees hereby that to the extent that a prior security interest has been granted in and a lien exists on any of the Collateral pursuant to any other security agreement and perfected lien, the Lender shall have a lien which is subordinate to such prior lien of record.

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(b) The Borrower hereby authorizes the Lender and appoints the Lender as its attorney-in-fact, to file in such office or offices as the Lender deems necessary or desirable, such financing and continuation statements and amendments and supplements thereto, and such other documents as the Lender may require to perfect, preserve and protect the security interests granted herein.

(c) The Borrower agrees that from time to time, at the expense of the Borrower, it will promptly execute and deliver all such further instruments and documents, and take all such further action as may be necessary or desirable, or as the Lender may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Lender to exercise and enforce its rights and remedies hereunder and with respect to any Collateral or to otherwise carry out the purposes of this security agreement.

(d) The Borrower will, at its sole cost and expense, preserve and defend the Collateral, keep the Collateral in good condition at all times, and preserve the Collateral free and clear of all other liens and encumbrances, except liens existing prior to the effective date of this Loan or which the Lender has consented to and for taxes not yet due and payable. However, the foregoing will not prevent the Borrower from terminating its interest in and/or abandoning any Collateral if, in its reasonable discretion, such Collateral has no further value to the Borrower.

(e) The Borrower will not sell any Collateral outside the ordinary course of business without the prior written consent of the Lender, which consent shall not be unreasonably withheld, delayed or conditioned.

(f) The Borrower will keep itself and the Collateral insured against all hazards in such amounts as the Lender may reasonably require.

(g) Upon the occurrence and during the continuation of a default hereunder, the Lender may exercise, in addition to any other rights and remedies provided herein, under other contracts and under law, all the rights and remedies of a secured party under the Uniform Commercial Code.

Waiver. The Borrower hereby waives, unless otherwise provided for in this Note, demand, notice of presentment, protest, notice of dishonor and protest, rights or extension and any defense by reason of extension of time or other indulgences granted by the Lender.

Notices. Any notice, presentation or demand to or upon the Borrower in respect of this Note may be given or made by being mailed by registered or certified mail addressed to the Borrower at the address first written above or, if any other address shall at any time be designated for this purpose by the Borrower in writing to the holder of this Note at the time of such notice, to such other address. Notice shall be deemed received three (3) days after posting the same. Notice may also be given by hand-delivery, by facsimile transmission with confirmation of receipt or by email, effective on the date of the email, if a confirmation of email receipt is received by the Lender or if a copy has been transmitted by any other approved method.

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Costs and Expenses.

(a) If the Lender retains the services of legal counsel in order to enforce any remedy available to the Lender under any document or instrument evidencing or securing the Loan, attorney’s fees which are reasonable and actually incurred by the Lender shall be payable on demand by the Borrower to the Lender, and the Borrower shall also pay on demand the cost of any and all other costs reasonably incurred by the Lender in connection with proceedings to recover any sums due hereunder. Any such amounts not paid promptly on demand shall be added to the outstanding principal balance of this Note and shall bear interest at the stated interest rate of this Note until paid in full.

(b) Nothing contained herein shall limit or impair the obligation of the Borrower to pay any and all costs and expenses for which the Borrower is otherwise liable to the Lender as provided by law.

Miscellaneous.

(a) Any provision hereof found to be illegal, invalid or unenforceable for any reason whatsoever shall not affect the validity, legality or enforceability of the remaining provisions hereof.

(b) If the effective interest rate on this Note would otherwise violate any applicable usury law, then the interest rate shall be reduced to the maximum permissible rate retroactively to the original date of this Note, and any payment received by the holder in excess of the maximum permissible rate shall be treated as a prepayment of the principal of this Note.

(c) This Note shall inure to the benefit of the Lender and its heirs, estate, personal representatives and legal guardians, endorsees and assigns. This Note may not be assigned by either the Borrower or the Lender without the prior written consent of the other party.

(d) The descriptive headings of this Note are inserted for convenience only and shall not affect the meaning or construction of any of the provisions of this Note.

(e) The terms of this Note may be amended and any rights of the Lender hereunder may be waived only if such amendment or waiver is in writing and is signed by the Lender and the Borrower.

Governing Law. The validity, construction and enforceability of this Note shall be construed in accordance with and governed by the laws of the State of Delaware, excluding rules relating to conflicts of law.

This Note has been duly executed by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms. All covenants and promises in this Note shall bind the successors and permitted assigns of the Borrower.

[Signature Page Follows]

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IN WITNESS WHEREOF, the Borrower has duly executed this Demand Promissory Note effective as of the day and year first above written.

RESPIRERX PHARMACEUTICALS INC.

By:
Name:	Jeff Eliot Margolis
Title:	Senior Vice President, Chief Financial
Officer, Treasurer, Secretary

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EXHIBIT B

FORM OF WARRANT

[see attached]

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NEITHER THIS WARRANT NOR THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAW, AND NO INTEREST HEREIN OR THEREIN MAY BE SOLD, DISTRIBUTED, ASSIGNED, OFFERED, PLEDGED OR OTHERWISE TRANSFERRED UNLESS (A) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS COVERING ANY SUCH TRANSACTION, (B) THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF SUCH SECURITIES (CONCURRED IN BY COUNSEL FOR THE COMPANY) THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION, OR (C) THE COMPANY OTHERWISE SATISFIES ITSELF THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION.

WARRANT TO PURCHASE COMMON STOCK

Respirerx pharmaceuticals inc.

Warrant Number: DPN-002	Initial Exercise Date: May 22, 2023

THIS COMMON STOCK PURCHASE WARRANT (the “Warrant”) certifies that, for value received, Marc M. Radin (the “Holder”) is entitled, upon the terms and conditions hereof, and subject to the limitations on exercise hereinafter set forth, at any time on or after the date hereof (the “Initial Exercise Date”) and on or prior to the 5:00 p.m. New York time, on the date that is 5 years from the initial exercise date (the “Termination Date”) but not thereafter, to subscribe for and purchase from RespireRx Pharmaceuticals Inc., up to 8,333,333 shares (as subject to adjustment hereunder, the “Warrant Shares”) of Common Stock. The purchase price of one share of Common Stock under this Warrant shall be equal to the Exercise Price, as defined in Section 2(b).

Section 1. Definitions. Capitalized terms used and not otherwise defined herein shall have the meanings set forth in that certain Demand Promissory Note and Warrant Purchase Agreement dated on May 22, 2023 (the “SPA”), among the Company and the Investor. This is the warrant referred to in Section 1.(a) of the SPA.

Section 2. Exercise.

a) Exercise of Warrant. Exercise of the purchase rights represented by this Warrant may be made, in whole or in part, at any time or times on any Business Day on or after the Initial Exercise Date and on or before the Termination Date by delivery to the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered Holder at the address of the Holder appearing on the books of the Company) of a duly executed facsimile copy of the Notice of Exercise form annexed hereto. Within three (3) Business Days, as defined below, following the date of exercise as aforesaid, the Holder shall deliver the aggregate Exercise Price for the shares specified in the applicable Notice of Exercise by wire transfer in immediately available funds or cashier’s check drawn on a United States bank in immediately available funds unless the exercise is a cashless exercise, in which case no funds would due and payable. A “Business Day” means any day other than a Saturday or Sunday or any day that national commercial banks in New York City, New York are authorized or required to close or any day that the NADSAQ stock markets or any other nationally recognized stock markets are closed. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company until the Holder has purchased all of the Warrant Shares available hereunder and the Warrant has been exercised in full, in which case, the Holder shall surrender this Warrant to the Company for cancellation within three (3) Business Days of the date the final Notice of Exercise is delivered to the Company. Partial exercises of this Warrant resulting in purchases of a portion of the total number of Warrant Shares available hereunder shall have the effect of lowering the outstanding number of Warrant Shares purchasable hereunder in an amount equal to the applicable number of Warrant Shares purchased. The Company, either directly or through its representative, shall maintain or cause to be maintained, records showing the number of Warrant Shares purchased and the date of such purchases, which records shall be deemed to be accurate absent manifest error. The Company shall deliver any objection to any Notice of Exercise Form within two (2) Business Days of actual receipt of such notice. The Holder and any assignee, by acceptance of this Warrant, acknowledge and agree that, by reason of the provisions of this paragraph, following the purchase of a portion of the Warrant Shares available for purchase hereunder, the number of Warrant Shares available for purchase hereunder at any given time may be less than the amount stated on the face hereof.

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b) Exercise Price. The exercise price per share of the Common Stock under this Warrant shall be $0.0015 per share, subject to adjustment hereunder (the “Exercise Price”).

c) Cashless Exercise. This Warrant may be exercised at any time otherwise permitted by means of a “cashless exercise” in which the Holder shall be entitled to receive a certificate for the number of Warrant Shares equal to the quotient obtained by the following formula:

(A-B)*(X)

(A)

Where:

(A) = the Closing Price on the Trading Day immediately preceding the date of such election (“Trading Day” means any Business Day, or, if the Common Stock of the Company is traded on an exchange, the OTC Pink Market or any other OTC market or other quotation system, then any Business Day on which such exchange, the OTC Pink Market or any OTC market or quotation system is open for trading the Common Stock of the Company);

(B) = the Exercise Price of this Warrant, as adjusted; and

(X) = the number of Warrant Shares issuable upon exercise of this Warrant in accordance with the terms of this Warrant by means of a cash exercise rather than a cashless exercise.

As used herein, “Closing Price”, shall mean the first of the following clauses that applies: (1) if, at the time of any such calculation, the Common Stock is listed or quoted on the NYSE MKT, or the New York Stock Exchange, or the NASDAQ Global Market, the NASDAQ Global Select Market, the NASDAQ Capital Market or any other U.S. national exchange, the Closing Price shall be the closing or last sale price reported for the last business day immediately preceding the date of any such calculation; (2) if, at the time of any such calculation, the Common Stock is quoted on the OTC Pink Market or any other OTC market published by the National Quotation Bureau Inc. or a similar agency or organization succeeding to its function or reporting prices, the Closing Price shall be the average of the closing prices reported for the last five (5) days during which the Common Stock actually traded and for which a closing price is available immediately preceding the date of any such calculation, or (3) in all other cases, the Closing Price of a share of Common Stock shall be the price determined by an independent appraiser selected in good faith by the Holder and reasonably acceptable to the Company.

d) Mechanics of Exercise.

i. Delivery of Certificates Upon Exercise. Certificates for shares issuable upon the exercise hereof shall be transmitted by the transfer agent of the Company to the Holder by crediting the account of the Holder’s broker with the Depository Trust Company through its Deposit Withdrawal Agent Commission (“DWAC”) system if the Company is a participant in such system and such shares are eligible for legend removal or such other book-entry or electronic delivery system agreed by Holder and the Company, or otherwise by physical delivery to the address specified by the Holder in the Notice of Exercise on the date that is no more than five (5) Business Days after the latest of (A) the delivery to the Company of the Notice of Exercise, (B) surrender of this Warrant (if required), and (C) any required payment of the aggregate Exercise Price as set forth above (such date, the “Warrant Share Delivery Date”). The Warrant Shares shall be deemed to have been issued, and Holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the latter of the date the Warrant has been exercised and any required payment to the Company of the Exercise Price has been made in good funds by either certified check, wire transfer or other similar payment method and all taxes required to be paid by the Holder as set forth in Section 2(a) above, if any, pursuant to Section 2(d)(v) prior to the issuance of such shares, having been paid.

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ii. Delivery of New Warrants Upon Exercise. If this Warrant shall have been exercised in part, the Company shall, at the request of a Holder and upon surrender of this Warrant certificate, at the time of delivery of the certificate or certificates representing Warrant Shares, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

iii. Rescission Rights. If the Company fails to transmit or to cause the transfer agent of the Company to transmit to the Holder a certificate or the certificates representing the Warrant Shares pursuant to Section 2(d)(i) by the Warrant Share Delivery Date, then the Holder will have the right to rescind such exercise.

iv. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such exercise, the Company shall, at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price or round up to the next whole share.

v. Charges, Taxes and Expenses. Issuance of certificates for Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that in the event certificates for Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto (the “Assignment Form”) duly executed by the Holder and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

vi. Closing of Books. The Company will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.

vii. Acquisitions. If at any time while this Warrant is outstanding there is an Acquisition (as defined below), then the Holder shall receive from any surviving entity or successor to the Company, in exchange for this Warrant, a new warrant in the surviving entity or successor to the Company substantially in the form of this Warrant and with an exercise price adjusted to reflect the Common Stock equivalent price offered in the Acquisition. An “Acquisition” shall mean the closing of a merger, share exchange, consolidation, acquisition of all or substantially all of the assets or stock, reorganization or liquidation of the Company that results in the stockholders of the Company immediately prior to such transaction owning less than 50% of the voting capital stock of the Company (or its successor or parent corporation) immediately after the transaction or, in the case of a sale of assets or liquidation, the Company owning after the transaction less than substantially all of the assets owned by the Company prior to the transaction (other than an issuance of equity securities for the primary purpose of raising capital) or any other event that constitutes a “Capital Change” under the Company’s Second Restated Certificate of Incorporation, as it may be amended, restated or otherwise modified from time to time. The Holder shall execute all documentation required to be executed by the Company or the acquirer or successor of the Company in connection with the Acquisition, including, without limitation, escrow, indemnification and other similar agreements. Subject to and to the extent permitted by applicable law, the Company will endeavor to notify the Holder of any proposed Acquisition at least 30 days prior to the date of any Acquisition (or such shorter period as reasonably practicable under the circumstances); provided that the failure to so notify the Holder shall not in any way impair the Acquisition.

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Section 3. Certain Adjustments.

a) Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company upon exercise of this Warrant and which shall not include any dividends paid-in-kind in respect to any series of convertible preferred stock), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares or (iv) issues by reclassification of shares of the Common Stock any shares of capital stock of the Company, then in each case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event, and the number of shares issuable upon exercise of this Warrant shall be proportionately adjusted such that the aggregate Exercise Price of this Warrant shall remain unchanged. Any adjustment made pursuant to this Section 3(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

b) Calculations. All calculations under this Section 3 shall be made to the nearest 1/100th of a cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 3, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) issued and outstanding.

c) Notice to Holder.

i. Adjustment to Exercise Price. Whenever the Exercise Price is adjusted pursuant to this Section 3, the Company shall promptly mail to the Holder a notice setting forth the Exercise Price after such adjustment and any resulting adjustment to the number of Warrant Shares and setting forth a brief statement of the facts requiring such adjustment.

ii. Notice to Allow Exercise by Holder. If (A) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (B) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, or (C) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company, any of the events in Section 3.(c)ii (A), (B) or (C) being an “Event”, then, in each case, the Company shall cause to be mailed to the Holder at its last address as it shall appear upon the Warrant Register of the Company, at least ten (10) calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such Event is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such Event; provided that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice. The Holder shall remain entitled to exercise this Warrant during the period commencing on the date of such notice to the effective date of the Event triggering such notice except as may otherwise be expressly set forth herein.

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Section 4. Transfer of Warrant.

a) Transferability. Subject to compliance with any applicable securities laws and the conditions set forth in Section 4(d) hereof, this Warrant and all rights hereunder (including, without limitation, any registration rights) are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company or its designated agent, together with an Assignment Form duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees, as applicable, and in the denomination or denominations specified in such instrument of assignment and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. The Warrant, if properly assigned in accordance herewith, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

b) New Warrants. This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 4(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice. All Warrants issued on transfers or exchanges shall be dated the Initial Exercise Date and shall be identical with this Warrant except as to the number of Warrant Shares issuable pursuant thereto.

c) Warrant Register. The Company shall, either directly or through it representative, record or cause to be recorded, this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder hereof from time to time, which Warrant Register shall be deemed to be accurate absent manifest error. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

d) Transfer Restrictions. If, at the time of the surrender of this Warrant in connection with any transfer of this Warrant, the transfer of this Warrant shall not be either (i) registered pursuant to an effective registration statement under the Securities Act and under applicable state securities or blue sky laws or (ii) eligible for resale without volume or manner-of-sale restrictions or current public information requirements pursuant to Rule 144, the Company may require, as a condition of allowing such transfer, that the Holder or transferee of this Warrant satisfy any other reasonable conditions established by the Company, including without limitation, a legal opinion reasonably acceptable to the Company with respect to such transfer.

e) Representation by the Holder. The Holder, by the acceptance hereof, represents and warrants that it is acquiring this Warrant and, upon any exercise hereof, will acquire the Warrant Shares issuable upon such exercise, for its own account and not with a view to or for distributing or reselling such Warrant Shares or any part thereof in violation of the Securities Act or any applicable state securities law, except pursuant to sales registered or exempted under the Securities Act. The Holder acknowledges that the Warrant Shares will not be registered under the Securities Act of 1933, as amended, or any applicable statute or foreign securities law, and will therefore not be freely transferable.

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Section 5. Miscellaneous.

a) No Rights as Stockholder Until Exercise. This Warrant does not entitle the Holder to any voting rights, dividends or other rights as a stockholder of the Company prior to the exercise hereof as set forth in Section 2(d)(i).

b) Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

c) Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then, such action may be taken or such right may be exercised on the next succeeding Business Day.

d) Authorized Shares.

The Company covenants that, during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the trading market upon which the Common Stock may be listed. The Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant and payment for such Warrant Shares in accordance herewith, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges created by the Company in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

Except and to the extent waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or reasonably appropriate to protect the rights of Holder as set forth in this Warrant against impairment. Without limiting the generality of the foregoing, the Company will (i) not increase the par value of any Warrant Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value, (ii) take all such action as may be necessary or reasonably appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant and (iii) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof, as may be, necessary to enable the Company to perform its obligations under this Warrant.

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Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

e) Jurisdiction. This Warrant is a contract between the Company and the Holder and its terms shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed in the State of New York, without giving effect to any choice or conflict of law provision or rule of that or any other jurisdiction. The Company and each Holder irrevocably consent to the jurisdiction of the United States federal courts and the state courts located in New York City, in any suit or proceeding based on or arising under this Warrant and irrevocably agree that all claims in respect of such suit or proceeding may be determined in such courts. The Company and each Holder irrevocably waives the defense of an inconvenient forum to the maintenance of such suit or proceeding in such forum. The Company further agrees that service of process upon the Company mailed by first class mail shall be deemed in every respect effective service of process upon the Company in any such suit or proceeding. Nothing herein shall affect the right of any Holder to serve process in any other manner permitted by law. The Company agrees that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

f) Restrictions. The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered, will have restrictions upon resale imposed by state and federal securities laws.

g) Nonwaiver. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice the Holder’s rights, powers or remedies, notwithstanding the fact that all rights hereunder terminate on the Termination Date.

h) Notices. Any notice, request or other document required or permitted to be given or delivered to the Holder by the Company shall be deemed delivered the day after the date sent if sent by overnight courier, the same day sent if sent by facsimile transmission with confirmation of receipt by the Holder or three (3) days after deposit with the US Postal Service if sent via certified mail or first class mail if sent to the Holder at the address on the last date on which Holder communicated its contact information to the Company, or if sent by email effective on the date of the email, if a confirmation of email receipt is received by the Holder or if by the next Business Day, copy has been transmitted by any other approved method based.

i) Remedies. The Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive and not to assert the defense in any action for specific performance that a remedy at law would be adequate.

j) Successors and Assigns. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors and permitted assigns of the Company and the successors and permitted assigns of Holder. Such successors or permitted assigns of the Holder shall be deemed to be the Holder for all purposes hereunder. The provisions of this Warrant are intended to be for the benefit of any Holder from time to time of this Warrant and shall be enforceable by the Holder or holder of Warrant Shares. Nothing herein, express or implied, is intended to or shall confer upon any other person any legal or equitable right, benefit or remedy of any nature whatsoever, under or by reason of this Warrant.

k) Entire Agreement. This Warrant constitutes the sole and entire agreement of the parties to this Warrant with respect to the subject matter contained herein, and supersedes all prior and contemporaneous understandings and agreements, both written and oral, with respect to such subject matter.

l) Amendment. This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

m) Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

n) Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

o) Waiver of Jury Trial. Each party acknowledges and agrees that any controversy which may arise under this Warrant is likely to involve complicated and difficult issues and, therefore, each such party irrevocably and unconditionally waives any right it may have to a trial by jury in respect of any legal action arising out of or relating to this Warrant or the transactions contemplated hereby.

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IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized as of the 22nd day of May, 2023.

RESPIRERX PHARMACEUTICALS INC.

By
Name:	Jeff Eliot Margolis
Title:	Senior Vice President, Chief Financial Officer, Treasurer & Secretary

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NOTICE OF EXERCISE

To: Respirerx PHARMACEUTICALS, inc.

(1) The undersigned, pursuant to the provisions set forth in the attached Warrant No. ______, hereby irrevocably elects to purchase (check applicable box):

☐____________ shares of the Common Stock of RespireRx Pharmaceuticals, Inc. covered by such Warrant; or

☐ the maximum number of shares of Common Stock covered by such Warrant pursuant to the cashless exercise procedure set forth in Section 2(c), calculated as follows:

(insert calculation)

(2) The undersigned herewith makes payment of the full purchase price for such shares at the price per share provided for in such Warrant. Such payment takes the form of (check applicable box or boxes):

☐ $__________ in lawful money of the United States; and/or

☐ if the provisions of Section 2(c) of this Warrant are in effect, the cancellation of such portion of the attached Warrant as is exercisable for a total of _________ Warrant Shares (using a Closing Price of $_______ per share for purposes of this calculation); and/or

(3) Please issue a certificate or certificates representing said Warrant Shares in the name of the undersigned or in such other name as is specified below:

_________________________________________________

_________________________________________________

(please print or type name and address)

_________________________________________________

(please insert social security or other identifying number)

The Warrant Shares shall be delivered to the following:

_______ ___________________________________________

_______ ___________________________________________

_______ ___________________________________________

(please print or type name and address)

and if such number of shares of Common Stock shall not be all the shares evidenced by this Warrant Certificate, that a new Warrant for the balance of such shares be registered in the name of, and delivered to, Holder.

_______________________________

The Warrant Shares shall be delivered to the following DWAC Account Number or by physical delivery of a certificate to:

_______________________________

_______________________________

_______________________________

(4) Accredited Investor. The undersigned is an “accredited investor” as defined in Regulation D promulgated under the Securities Act of 1933, as amended.

[SIGNATURE OF HOLDER]

Name of Investing Entity: ______________________________

Signature of Authorized Signatory of Investing Entity:

___________________________________________

Name of Authorized Signatory:

_______________________________________________

Title of Authorized Signatory:

___________________________________________________

Date: _______ ______________________________________

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ASSIGNMENT FORM

(To assign the foregoing warrant, execute
this form and supply required information.
Do not use this form to exercise the warrant.)

FOR VALUE RECEIVED, [____] all of or [_______] shares of the foregoing Warrant and all rights evidenced thereby are hereby assigned to

_______________________________________________ whose address is

_______________________________________________________________.

_______________________________________________________________

Dated: ______________‚ _______

Holder’s Signature: _____________________________

Holder’s Address: _____________________________

Signature Guaranteed: ___________________________________________

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

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